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                                                                   EXHIBIT 10.15



                               SECOND ADDENDUM TO

                      MANAGEMENT AND AFFILIATION AGREEMENT

            This Second Addendum to Management and Affiliation Agreement (this "Second Addendum") is made to be effective as of November 1, 1996, by and between Mental Health Cooperative, Inc., a Tennessee non-profit corporation ("Provider") and Collaborative Care Corporation, a Tennessee for-profit corporation formerly known as Tennessee Mental Health Cooperative, Inc. ("Manager").

                                    RECITALS

            A. Provider and Manager entered into a Management and Affiliation Agreement ("Agreement"), a Provider Services Agreement ("Services Agreement") and Addendum to Management and Affiliation Agreement ("Addendum").

            B. Provider and Manager wish to amend the terms of the Agreement and Addendum by entering into this Second Addendum.

            NOW, THEREFORE, Manager and Provider, intending to be legally bound hereby, agree as follows:

                                    AGREEMENT

            1. The Term of the Agreement and Services Agreement is extended through April 30, 2002.

            2. Section 11.1 of the Agreement is amended to the extent that Provider shall be eligible to purchase additional shares of Common Stock of PMR pursuant to Section 11.1 with respect to each fiscal year of Manager through the fiscal year ending April 30, 2002, provided that the Agreement shall not have been terminated as of the end of any such reference year, instead of only with respect to fiscal years ending during the original five (5) year term provided therein. The terms of the Stock Warrant Agreement referred to in Section 11.1 shall be amended or restated accordingly.

            3. Manager is hereby released from any obligation to create a network of entities to provide case management services outside the State of Tennessee and to have those entities become Case Managers under the terms of the Agreement as is specified in Paragraph 6 of the Addendum. Provider shall nevertheless assist Manager in the development of its case management business by allowing visitors and Manager's prospective business affiliates/customers to observe Provider's operations, assist in the



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development of protocols and otherwise cooperate with Manager to enhance its case management business.

            4. Provider shall not be entitled to any compensation in any form whatsoever except as provided in the Agreement and in particular, Provider waives all claims and releases Manager and PMR from all claims for compensation in any form whatsoever relating to Manager's and PMR's case management activities outside of Tennessee.

            5. In consideration of paragraphs 1, 2, and 4 hereof, the following
Section 11.1.1 shall be added to the Agreement:

            "SUPPLEMENTAL STOCK WARRANTS. Manager has agreed to cause PMR to grant to Provider the option to purchase up to 30,000 additional shares of Common Stock of PMR subject to the terms of the Stock Warrant Agreement and Registration Rights Agreement in the forms attached hereto as Exhibits "A" and "B" which in summary provide:
            Beginning with PMR's fiscal year ending April 30, 1997 and at the end of each fiscal year thereafter that the Agreement remains in effect through April 30, 2002, Provider shall have the right to purchase at the then current-market-rate (as defined in Section 11.1) 5,000 shares of Common Stock of PMR."

            6. For the purposes hereof, all capitalized terms used herein shall have the definitions associated therewith in the Agreement.

            7. All terms and conditions of the Agreement, Service Agreement and Addendum shall remain in full force and effect except as modified herein and each party by execution hereof hereby confirms that the other party has complied with all terms of the Agreement, Services Agreement and Addendum.



                       [SIGNATURES ON THE FOLLOWING PAGE.]



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            IN WITNESS WHEREOF, the parties hereto have caused this Second
Addendum to be executed on the day and year first written above.

PROVIDER:                              MENTAL HEALTH COOPERATIVE, INC.
                                       a Tennessee non-profit corporation


                                       By:  /s/ Pam Womack
                                          --------------------------------

                                       Name:  Pam Womack
                                            ------------------------------

                                       Title:Executive Director
                                             -----------------------------

MANAGER:                               COLLABORATIVE CARE CORPORATION
                                       a Tennessee for-profit corporation


                                       By:  /s/ Allen Tepper
                                          --------------------------------

                                       Name: Allen Tepper
                                            ------------------------------

                                       Title:
                                             -----------------------------



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